PROSPECTUS SUPPLEMENT

May 1, 2020

The Guardian Investor ProFreedom Variable AnnuitySM (B Share)

The Guardian Investor ProFreedom Variable AnnuitySM (C Share)

The Guardian Investor ProStrategies Variable AnnuitySM (I Share)

issued by

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

The following information supplements, and should be read in conjunction with the Prospectuses dated May 1, 2020 for The Guardian Investor ProFreedom Variable AnnuitySM (B Share), The Guardian Investor ProFreedom Variable AnnuitySM (C Share) and The Guardian Investor ProStrategies Variable AnnuitySM (I Share), for variable annuity contracts issued through The Guardian Separate Account R.

The Board of Trustees of Value Line Funds Variable Trust has approved the liquidation and subsequent termination of the Value Line VIP Equity Advantage Fund (the “Fund”). The Fund’s liquidation is expected occur on or about July 15, 2020 (the “Liquidation Date”). Effective as of the close of business on the Liquidation Date, the Fund will no longer be an available investment option under your contract.

Prior to the Liquidation Date, you may change your premium payment allocations instructions and transfer your allocations of contract value to any other available variable investment options offered under the terms of your contract. Any contract value in the Contract that is allocated to the Fund at the close of business on the Liquidation Date will be transferred to the Fidelity VIP Government Money Market Portfolio (Service Class 2). For 30 days following the Liquidation Date, you may transfer a portion or the entire amount of your accumulation value transferred to Fidelity VIP Government Money Market Portfolio (Service Class 2) to any other available variable investment options free of charge. Transfers made due to the closure and liquidation of the Fund will not be counted with regard to the maximum number of free transfers and the limits on the number of transfers under your contract.

You may make changes to your investment allocations by submitting your written, electronic or telephone instructions in good order at our Mailing Address: The Guardian Insurance & Annuity Company, Inc., Individual Markets, Annuities P.O. Box 981592, El Paso, TX 79998-1592 (regular mail) or The Guardian Insurance & Annuity Company, Inc. Individual Markets, Annuities 5951 Luckett Ct. Bldg A El Paso, TX 79932 (overnight mail) or by calling 1-888-GUARDIAN (1-888-482-7342). If we receive your transfer request on a business day before the close of the New York Stock Exchange, generally 4:00 p.m. Eastern Time, you will receive that day’s unit values. If we receive your request on a business day after 4:00 p.m. or on a non-business day, you will receive the next business day’s unit values. A Variable Annuity Contract Fund Transfer/Allocation Change Form accompanies this Supplement.

To obtain a copy of the prospectus for the Fidelity VIP Government Money Market Portfolio (Service Class 2) or any of the underlying funds for the variable investment options, please contact our Customer Service Office at the number listed above.

You will not incur any fees or charges or any tax liability because of the liquidation. After the liquidation you will receive a confirmation showing the transfer of accumulation value from the subaccount that invests in the Portfolio to the subaccount that invests in the Fidelity VIP Government Money Market Portfolio (Service Class 2).

Further, on and after the Liquidation Date, certain administrative programs will be impacted. Specifically:

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Dollar Cost Averaging (DCA): If you are enrolled in a DCA program that includes the Portfolio, you may terminate your current allocation instructions and provide new allocation instructions at any time prior to the Liquidation Date. If you do not provide new allocation instructions, your enrollment will automatically be updated to replace the Fund with the Fidelity VIP Government Money Market Portfolio (Service Class 2) on the Liquidation Date.

•

Portfolio Rebalancing: If you are enrolled in Portfolio Rebalancing that includes the Portfolio, you may terminate your current instructions and provide new allocation instructions prior to the Liquidation Date. Unless you provide new instructions, amounts transferred pursuant to your current rebalancing instructions will continue to be transferred to the Fund until the Liquidation Date. If you do not provide new allocation instructions, your Portfolio Rebalancing will automatically be updated to replace the Fund with the Fidelity VIP Government Money Market Portfolio (Service Class 2) on the Liquidation Date.

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Premium Allocation Instructions: If you have premium allocation instructions on file that include the Fund, you may change those allocation instructions by providing new allocation instructions at any time. Unless you provide new instructions, amounts allocated pursuant to your current allocation instructions will continue to be allocated to the Fund until the Liquidation Date. If you do not provide new allocation instructions, your premium allocation instructions will automatically be updated to replace the Fund with the Fidelity VIP Government Money Market Portfolio (Service Class 2) on the Liquidation Date.

You may provide new allocation instructions for DCA, portfolio rebalancing or premium payments at any time while your Contract is in-force.

Except as set forth herein, all other provisions of the prospectus shall remain unchanged.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE